Exhibit 10.22
                                                                   -------------




December 9, 2003




Mr. Lee N. Blatt 471 North Arrowhead Trail Vero Beach, Fl 32963

Re:     Employment Agreement dated 29 July 2002 between
        Herley Industries, Inc. and Lee N. Blatt (the "Employment Agreement")

Dear Mr. Blatt:

               The following will set forth our mutual agreement as to the modification of the Employment Agreement:

Section 2(b) is replaced entirely by the following:

(b) Employment Term. The Employment Term shall commence as of July 29, 2002 and shall terminate on December 31, 2007, provided that the Employment Term shall extend for additional one-year periods annually each January 1, unless this agreement is terminated under the provisions of Section 10 below. In no event, however, shall the Employment Term extend beyond December 31, 2015.

In all other respects, the Employment Agreement is hereby ratified and confirmed.

If you agree with all of the above, would you please sign and return a copy of this letter whereupon the same shall constitute a binding agreement between us.



                                       By:  /S/  John M. Kelley
                                           --------------------
                                             John M. Kelley
                                             President

ACCEPTED AND AGREED:

   /S/  Lee N. Blatt
----------------------
  Lee N. Blatt